Exhibit 99.1

© 2010 Behringer Harvard 405592 August 26, 2010 Behringer Harvard Opportunity REIT I, Inc. 2010 Second Quarter Update Tanglewood at Voss in Houston, TX

© 2010 Behringer Harvard 2 Forward-Looking Statements This presentation contains forward-looking statements relating to the business and financial outlook of certain Behringer Harvard programs that are based on our current expectations, estimates, forecasts, and projections and are not guarantees of future performance. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as “may,” “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “would,” “could,” “should,” and variations of these words and similar expressions. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. Risks that could cause actual results to vary materially from those expressed in forward-looking statements include, but are not limited to, market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for distributions and capital expenditures; a decrease in the level of participation under our distribution reinvestment plan; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt refinancing as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; impairment charges; our ability to retain our executive officers and other key personnel of our advisor, our property manager, and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. These risks may impact a real estate program’s ability to make distributions as stated in the current prospectus. Real estate investment programs are not suitable for all investors. Refer to the prospectus for a more detailed discussion of risks and suitability standards in your state. Forward-looking statements in this presentation speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

© 2010 Behringer Harvard 3 Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

© 2010 Behringer Harvard 4 Agenda • Economic Overview • Noteworthy Events • Financial Review • Debt Maturity Schedule • Asset Updates • Debt Pay Downs • Questions Alexan Black Mountain in Henderson, NV

© 2010 Behringer Harvard 5 Economic Overview • Economic statistics have been choppy – Some job growth – Positive GDP – Industrial production and inventories stats are improving – Consumer confidence and spending stats are flat • Overall corporate earnings are sharply higher – Hopefully, will soon begin to invest in people and PP&E • Values returning to near-peak levels in selected markets • Cap rates for multifamily properties have come down substantially across all major markets • Hotel occupancy is improving across all sector types • Positive absorption in industrial leasing in key markets • Uncertainty continues in office sector The Lodge & Spa at Cordillera in Edwards, CO

© 2010 Behringer Harvard 6 Occupancy Rates of Portfolio Properties Average Historical Occupancy by Product Type June 30, 2008 June 30, 2009 June 30, 2010 Office 82.4% 83.7% 81.9%* Multifamily 73.8% 80.1% 93.3% Hospitality 57.8% 42.1% 59.9% * 83.2% excluding Ferncroft

© 2010 Behringer Harvard 7 Noteworthy Events • UVA student housing project under contract • Two lease renewals at Whitewater; has been listed for sale • New JV partner at Santa Clara • Ferncroft deed-in-lieu • Kym Janney named SVP of Financial Administration in July Northborough Tower in Houston, TX

© 2010 Behringer Harvard 8 Modified Funds from Operations* Opportunity REIT I, Inc. • Q2 MFFO of $(0.2 million), or $0.00 per share – $0.10 per share decrease from Q1 2010, primarily due to: • $0.10 per share decrease in interest income – Collected $5.5 million in unpaid interest associated with Royal Island bridge loan in Q1 2010, none in Q2 2010 • $0.02 per share increase in G&A and other costs • Offset by $0.02 per share decrease in property operating expenses GrandMarc at The Corner UVA in Charlottesville, VA *For a reconciliation of Modified Funds from Operations to Net Income, refer to Current Report on Form 8-K filed August 26, 2010

12600 Whitewater


Alexan Black Mountain


Chase Park Plaza


Bent Tree Green


Las Colinas Commons


Santa Clara Tech Center


5000 South Bowen


Frisco Square


2603 Augusta


Regency Center


Northpoint Central


Northborough Tower


Crossroads


Rio Salado Business Center


GrandMarc at Westberry Place


GrandMarc at The Corner


Central European Portfolio


Royal Island


The Lodge & Spa at Cordillera


Becket House


Tanglewood at Voss

The properties depicted are all a part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGER HARVARD
OPPORTUNITY REIT I, INC.

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© 2010 Behringer Harvard

© 2010 Behringer Harvard 10 Portfolio Level Cash • As of June 30, 2010, Opportunity REIT I had an unrestricted cash balance of $5.6 million Property Level Cash • In addition, $7.3 million of restricted cash held at the property level for interest payments under certain loan agreements, taxes, leasing, capital improvements, and repair and maintenance costs at a number of our operating properties • Timing of cash needs is a major focus – TI’s and LC’s – Closing-related fees, etc. Regency Center in Houston, TX Liquidity Opportunity REIT I, Inc.

Debt Maturities

Schedule of Debt Maturities in 2010

Property	Current Loan Amount[1]	Current Maturity Date	Current Financing Plan
Santa Clara Tech Center	$52.5 M	6/9/13	$7 million pay down and 3 year extension completed on 8/5/10
Tanglewood at Voss[2]	$39.6 M	8/22/10	Executed term sheet; finalizing loan documents for multi-year extension with lender
Chase Park Plaza Hotel	$77.5 M	11/15/10	Extend and de-lever (de-lever by $15 million in 3Q 2010 upon sale of historic tax credits)
The Private Residences at Chase Park	$9.7 M	11/15/10	Pay off with additional condominium sales
Tesco Portfolio[3], Lynka[3]	€16.7 M	12/31/10	Extend and restructure

[1]As of June 30, 2010

[2]Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor

[3]These assets are included in the Central Europe Portfolio. Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor

BEHRINGERHARVARD
OPPORTUNITY REIT I, INC.

11

© 2010 Behringer Harvard

© 2010 Behringer Harvard 12 GrandMarc at the Corner • 14 bids from prospective investors • Currently under contract to a public REIT specializing in student housing and buyer has begun due diligence • Anticipate closing in November University of Virginia–Charlottesville, Virginia GrandMarc at the Corner in Charlottesville, VA

© 2010 Behringer Harvard 13 Santa Clara Tech Center • Three-building portfolio with two of the three buildings leased to Hitachi Data Systems through 2014 • Closed a joint venture with Digital Realty Trust, a public REIT specializing in data center assets, on August 5th • Existing loan extended for 3 years and pay down by $7 million • Commencing a capital program to bring the data center building to market with occupancy available late first quarter or early 2nd quarter 2011 Santa Clara Tech Center–Santa Clara, California Santa Clara Tech Center, Santa Clara, CA

© 2010 Behringer Harvard 14 12600 Whitewater • 70,705 sf building that is 100% leased • Renewed the two largest tenants, representing 75% of the building, within the past year • No rollover until 2012 • Began marketing campaign to sell the asset and expect offers by mid-September 12600 Whitewater Dr.—Minnetonka, Minnesota 12600 Whitewater in Minnetonka, MN

© 2010 Behringer Harvard 15 Crossroads • Leasing activity in the Mission Valley market has increased significantly the first half of 2010 • Successfully renewed two tenants totaling 26,393 sf • Signed three new leases totaling 26,554 sf including a full floor tenant for the top floor • Current occupancy is 67% however it will increase to 80% once top floor tenant takes occupancy Crossroads at Mission Valley—San Diego, California Crossroads in San Diego, CA

12600 Whitewater


Alexan Black Mountain


Chase Park Plaza


Bent Tree Green


Las Colinas Commons


Santa Clara Tech Center


5000 South Bowen


Frisco Square


2603 Augusta


Regency Center


Northpoint Central


Northborough Tower


Crossroads


Rio Salado Business Center


GrandMarc at Westberry Place


GrandMarc at The Corner


Central European Portfolio


Royal Island


The Lodge & Spa at Cordillera


Becket House


Tanglewood at Voss

The properties depicted are all a part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGER HARVARD
OPPORTUNITY REIT I, INC.

16
© 2010 Behringer Harvard

© 2010 Behringer Harvard 17 Opportunity REIT I Debt Pay Downs • $1.5 million on GrandMarc at The Corner at UVA – secured loan extension • $1 million on Frisco Square, plus $2 million P&I reserve – secured loan extension • $1.6 million on Becket House – secured loan extension • Total of $1.5 million (lender-required) on Central Europe portfolio • $7 million on Santa Clara Tech Center loans – gained replacement and extension of original mortgage and mezzanine loans • $5 million (anticipated) on Tanglewood at Voss – upon conversion of mezzanine debt to equity • Expected pay down on Chase Park loan in November 2010 • Mezzanine borrower began making monthly principal pay downs on senior construction loan to secure loan extension – funds that could have gone to pay interest on the mezzanine loan

© 2010 Behringer Harvard 18 Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com